                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 12, 2004
                                                         -----------------

                                  FANSTEEL INC.
                                  -------------

             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                      1-8676                 36-1058780
           --------                      ------                 ----------
 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Organization)                                      Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
                          -----------------------------
                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 12, 2004, Fansteel Inc. issued a press release regarding its financial results for the fiscal quarter ended September 30, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.   Description
----------    -----------
99.1          Text of press release issued by Fansteel Inc., dated
              November 12, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FANSTEEL INC.
                                     (Registrant)

Date: November 15, 2004              By:  /s/ R. Michael McEntee
      -----------------              -----------------------------------------
                                     R. Michael McEntee
                                     Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
----------   -----------

99.1         Text of press release issued by Fansteel Inc., dated
             November 12, 2004.

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